UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2025

AZITRA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41705	46-4478536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Business Park Drive, Branford, Connecticut	06405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 646-6446

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	AZTR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on February 6, 2025, Azitra, Inc., a Delaware corporation (the “Company”) closed an offering of 2,495,518 shares (the “Shares”) of the Company’s Common Stock to certain investors (the “Investors”) pursuant to the Securities Purchase Agreement (the “SPA”) dated February 4, 2025, between the Company and the Investors, as amended on February 5, 2025. On February 6, 2025, in connection with the Investors’ agreement to enter into the amendment to the SPA, the Company and the Investors entered into a letter agreement (the “Letter Agreement”), pursuant to which the Company will (i) issue the Investors warrants to purchase up to 2,245,967 shares of Common Stock, in the aggregate (the “Warrants”), and (ii) grant the investors a right for two years from the closing date of the Letter Agreement, to participate in future financings of the Company in an aggregate amount equal to 50% of such financings. Pursuant to the terms of the Letter Agreement, the Company must file a registration statement covering the issuance of the shares Common Stock underlying the Warrants and use its best efforts to cause the registration statement to become effective by the six-month anniversary of the closing of the Letter Agreement. The Warrants are exercisable on the six-month and one day anniversary of their issuance, and their exercise price is equal to the greater of the (i) book value or (ii) market value of the Common Stock as determined under NYSE American Rules.

The form of Letter Agreement, and form of Warrant are filed as Exhibits 10.1, and 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The descriptions of the terms of the Letter Agreement and the Warrants set forth above are qualified in their entirety by reference to such exhibits.

Item 3.02	Unregistered Sales of Equity Securities.

The Warrants and the shares of Common Stock issuable upon exercise of the Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and are being offered and sold in reliance on the exemption from registration under the Securities Act afforded by Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder as transactions by an issuer not involving any public offering. The description of the Warrants and the shares Common Stock underlying the Warrants in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Form of Warrant

10.1	Form of Letter Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2025	AZITRA, INC.

/s/ Francisco D. Salva
Francisco D. Salva
Chief Executive Officer